> 	MICEL CORP.
> 	445 CENTRAL AVENUE
> 	CEDARHURST, NEW YORK 11516
>
> 	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
> 	TO BE HELD TUESDAY, DECEMBER 12, 2000
>
>
> TO OUR SHAREHOLDERS:
>
> The Annual Meeting of Shareholders of Micel Corp. (the "Company") will be > held at the offices of Ellenoff Grossman Schole & Cyruli, LLP, 370
> Lexington Avenue, 19th Floor, New York, New York 10017, on Tuesday,
> December 12, 2000 at 10:00 A.M. (E.S.T.), to consider the following
> proposals:
>
> 1.	To elect four directors, to serve for a term of one year or until
> their respective successors are elected and qualify;
>
> 2. 	To consider and act upon a proposal to approve the 2000 Stock Option
> Plan, approved by the Board of Directors;
>
> 3.	To ratify the appointment of Kost Forer & Gabbay, a member of Ernst
> & Young International, as independent auditors of the Company; and
>
> 4.	To transact such other business as may properly come before the
> meeting.
>
> Shareholders of record on the books of the Company at the close of
> business on October 16, 2000 will be entitled to vote at the meeting or
> any adjournment thereof.  A copy of the annual report containing the
> financial statements of the Company for the fiscal year ended September
> 30, 1999 is enclosed.
>
> All Shareholders are cordially invited to attend the meeting. Whether or > not you expect to attend, you are requested to sign, date and promptly
> return the enclosed proxy.  Shareholders who execute proxies retain the
> right to revoke them at any time prior to the voting thereof.  A return
> envelope which requires no postage if mailed in the United States is
> enclosed for your convenience.
>
> Dated:  New York, New York
>  November 9, 2000
>
> By Order of the Board of Directors
>
>
> David Selengut, Secretary
>
>
>
>  	MICEL CORP.
> 	445 CENTRAL AVENUE
> 	CEDARHURST, NEW YORK 11516
>
> 	PROXY STATEMENT
>
> 	ANNUAL MEETING OF SHAREHOLDERS
>
>
> This Proxy Statement is furnished in connection with the solicitation by
> the Board of Directors of Micel Corp. (the "Company") of proxies in the
> enclosed form for the Annual Meeting of Shareholders to be held at the
> offices of Ellenoff Grossman Schole & Cyruli, LLP, 370 Lexington Avenue,
> 19th Floor, New York, New York 10017 on Tuesday, December 12, 2000 at
> 10:00 A.M. (E.S.T.), and for any adjournment(s) thereof, for the purposes > set forth in the foregoing Notice of Annual Meeting of Shareholders.
>
> Any shareholder giving such a proxy has the power to revoke the same at
> any time before it is voted by giving written notice to the Secretary of
> the Company or by providing him with a later-dated proxy.  Attendance at
> the meeting shall not have the effect of revoking a proxy unless the
> Shareholder so attending shall, in writing, so notify the Secretary of the > meeting at any time prior to the voting of the proxy.
>
> The principal executive offices of the Company are located at 445 Central > Avenue, Cedarhurst, New York 11516, telephone number (516) 569-0606. The
> approximate date on which this Proxy Statement and the accompanying form
> of proxy will first be sent or given to the Company's shareholders is
> November 13, 2000.
>
>
> 	VOTING SECURITIES
>
> Holders of shares of Common Stock, par value $.01 per share (the
> "Shares"), of record as of the close of business on October 16, 2000, are > entitled to vote at the meeting. On the record date, there were issued
> and outstanding 6,289,880 Shares.  Each outstanding Share is entitled to
> one vote upon all matters to be acted upon at the meeting. The holders of > a majority of the aggregate of the outstanding shares of Common Stock
> voting as a group shall constitute a quorum.
>
>  	PRINCIPAL STOCKHOLDERS
>
>
> The following table sets forth, as of September 30, 2000, certain
> information as to the stock ownership of each person known by the Company > to beneficially own 5% or more of the Company's outstanding Common Stock, > by each director of the Company who owns any shares of the Company's
> Common Stock and by all officers and directors as a group:
>
>
>          Percentage of
> Name of		       Amount and Nature of	         Class as of
>
> Beneficial Owner	     Beneficial Ownership (1)	          September
> 30, 2000
>
> Bonnie Septimus  (2)		460,600			7.4%
> 72 Lord Avenue
> Lawrence, New York
>
> Barry Septimus (3)		556,281			8.6%
> 72 Lord Avenue
> Lawrence, New York
>
> Heather Sabatier (4)		192,625			3.0%
>
> Barry Braunstein (5)		256,000			4.0%
>
> Ron Levy (6)			100,000			1.6%
>
> Tuvia Barak (7)		340,718			5.2%
>
> All officers and directors
> as a group (8) (4 persons)	548,625			8.5%
> _____________
>
> (1) Except as otherwise indicated, all Shares are beneficially owned, and > sole voting and investment power is held by the persons named.
> (2) This includes 6,000 Shares owned by certain of her children but does > not include Shares listed below owned by her husband, Barry Septimus,
> Shares held in trust for her children where she is not the trustee or
> Shares owned by her independent children.
> (3)  Does not include Shares owned by Mr. Septimus' children or his wife,
> Bonnie Septimus, listed above.    Includes 110,000 Shares  issuable upon
> exercise of options owned by Quest Enterprises, Inc., which is 50% owned
> by Mr. Septimus and 30,718 Shares issuable upon exercise of a warrant.
> (4) Includes 33,000 Shares issuable upon exercise of stock options.
> (5) Includes 33,000 Shares issuable upon exercise of stock options and
> Shares which have been purchased by Mr. Braunstein and his family in
> private placements.
> (6) Consists of Shares issuable upon exercise of stock options.
> (7) Includes 198,000 Shares issuable upon exercise of options owned by
> companies in which Mr. Barak is a principal and 30,718 Shares issuable
> upon exercise of a warrant.
> (8) Includes options and warrants described in footnotes (4), (5) and (6) > above.
>
>
>  	PROPOSAL 1
>
> 	ELECTION OF DIRECTORS
>
>
> 	At the meeting, four Directors will be elected by the shareholders
> to serve until the next annual meeting of the shareholders or until their > successors are elected and shall qualify. The accompanying form of proxy > will be voted for the election of the three persons named below as
> Directors, unless the proxy contains contrary instructions.  Proxies
> cannot be voted for a greater number of persons than the number of
> nominees named in the Proxy Statement.  Management has no reason to
> believe that any of the nominees will not be a candidate or will be unable > to serve. However, in the event that any of the nominees should become
> unable or unwilling to serve as a Director, the proxy will be voted for
> the election of such person or persons as shall be designated by the
> Directors.
>
> The following is information about each nominee:
>
> Barry Braunstein (41) has been a Director of the Company since April 1994. > From June 1983 to the present, he has been the administrator of Laconia
> Nursing Home in Bronx, New York. Mr. Braunstein received his B.A. Degree > from Adelphia University in 1985.
>
> Heather Sabatier (formerly Loren) (32) has been a Director of the Company > since August 1995. From February 2000 until the present, she has been the > director of business development at ParentWatch. From September 1994 until > February 2000, Ms. Sabatier was a management consultant with the firm of
> Pricewaterhouse Coopers, LLP.  From December 1991 until August 1992, she
> was in geriatric research at Hadasa Hospital in Jerusalem. From June 1989 > until December 1991 she held various managerial positions at the
> Bridgeport Healthcare Center and White Plains Nursing Home. She received > her Masters degree in Management from Northwestern University in 1994 and > a B.A. degree from Columbia University.
>
> Ron Levy (52) has been President and Director of the Company since October > 1, 1996. Prior to that time he was a consultant to Microkim Ltd., the
> Company=s wholly owned subsidiary. From October 1992 to November 1995 he > was President and Chief Executive Officer at EUROM FlashWare Solutions
> Ltd., and from September 1990 to September 1992 he was Project Manager at > SanDisk Corporation in Santa Clara, CA. From September 1982 until
> September 1990 he was a manager of Tadiran Communication Micro Electronic > Center. Mr. Levy received his B.S. degree in Electrical Engineering and
> Computer Science from the University of California in Berkeley.
>
> Barry Septimus (51) has been the President of Quest Capital Corp., a
> consulting company, since 1993.  He has also been the Chief Executive
> Officer of Pagetalk, Inc., a web audio publishing company, since July
> 1998.
>
> The Board of Directors held two meetings in the fiscal year ended
> September 30, 2000. The Company does not have a standing audit, nominating > or compensation committee. To the Company's knowledge, there were no
> delinquent 16(a) filers for transactions in the Company's securities
> during fiscal year ended September 30, 2000.
>
>
> THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION > OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS > WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY
> CHOICE.
>
> Executive Compensation
>
> The following table sets forth all compensation received for services
> rendered to the Company by certain executive officers during each of the
> past three fiscal years ended September 30, 1999.  No other executive
> officer received compensation in excess of $100,000 during any of the last > two fiscal years.
>
> SUMMARY COMPENSATION TABLE
>
>
>
>
>
>
> Year
> Annual Compensation
>
>
> Salary ($)
>
> Other Annual
> Compensation
> Long-Term
>  Compensation
>
> Awards
> Options #
>
> Name and Principal
> Position
>
> Ron Levy,
> President, Chief Executive Officer
>    1999
>        $107,977
>      $25,662 (1)
>            -0-(2)
>
>
>    1998
> $106,883
>      $24,797 (1)
> -0-(2)
>    	   1997	       $95,149	     $25,883 (1)	          -0-(2)
>
>
> _______________________
> (1)	Total value of non-cash compensation.
>
> (2)	Mr. Levy receives his salary from RadioTel Ltd.  He also received
> options to purchase 48,000 shares of common stock of RadioTel Ltd., a
> subsidiary of the Company, exercisable for a nominal amount.  The option
> vests to the extent of one-half at the end of two years from the date of
> commencement of employment and the remainder at the rate of two percent
> per month commencing on the 25th month from the date of employment.
>
>  OPTION GRANTS IN 1999
>
>
>
>
>
> Name (a)
>
>
>
> Options
> Granted (b)
>
> Percent of Total
> Options Granted
> To Employees in
> Fiscal Year 1998(c)
>
>
>
> Exercise          Price (d)
>
>
>
>      Expiration         Date (e)
>
> Ron Levy
>         0    (1)
> - 0 -
> - 0 -
>
> ____________________________
> (1)	See Note (2) to the Summary Compensation Table
>
>
> AGGREGATED OPTION EXERCISES IN 1999 AND FOR YEAR-END VALUES
>
>
>
>
>
>
>
>
> Name
>
>
>
>
>
>
> Shares Acquired
> On Exercise (#) (b)
>
>
>
>
>
>
> Value
> Realized ($) (c)
>
>
> Number of
> Unexercised Options
> at Fiscal Year-End
>
> Exercisable/
> Unexercisable (d)
>        Value of
> Unexercised
> in-the-Money
> Options at Fiscal
> Year-End ($)
>
> Exercisable/
> Unexercisable (e)
>
> Ron Levy
> -0-
> -0-
>
> 100,000/-0-(1)
>
> -0-/-0-
>
> (1)	Does not include the option described in note (2) to the Summary
> Compensation Table.
>
> Stock Option Plan
>
> In November 1990, the Company's Board of Directors adopted, and its
> Shareholders approved, the 1990 Stock Option Plan (the "Plan"), which was > amended by the Shareholders at the 1996 annual meeting and provides for
> the grant of incentive and/or non-qualified stock options to purchase up
> to 800,000 shares of Common Stock to any officer, director, consultant or > employee when the Board, in its sole discretion, determines that a grant
> of options to such person would be in the best interests of the Company.
> Incentive stock options granted under the Plan shall be pursuant to a
> written agreement for a term not exceeding ten (10) years (five (5) years > for Shareholders owning more than ten percent (10%) of the Common Stock of > the Company). The exercise price of the options shall be established by
> the Board at the time of grant of the option but cannot be less than one
> hundred percent (100%) of the fair market value at the time of grant of
> the option.  If the recipient owns more than ten percent (10%) of the
> Common Stock of the Company, the exercise price must be at least one
> hundred and ten percent (110%) of the fair market value of the underlying > Common Stock at the time of grant. The aggregate fair market value
> (determined as of the date of grant) of the shares of Common Stock with
> respect to which incentive stock options are exercisable for the first
> time by an employee during any calendar year may not exceed $100,000.
> Other terms and conditions of options granted under the Plan, which
> expires November 2000, are determined by the Board of Directors.  The
> number of shares subject to outstanding options will be appropriately
> adjusted upon the happening of any stock split, stock dividend,
> recapitalization, combination, subdivision, issuance of rights or other
> similar corporate change.   Persons who are residents of the State of
> Israel for the purpose of the Israeli Currency Control Regulations, who
> own more than 5% of the total outstanding shares of the Company would be
> required to get the consent of the Bank of Israel to accept offers of
> stock options from the Company.  To date the Company has granted options
> to purchase 748,500 shares of Common Stock, $.01 par value. Only 2000 of
> the options previously granted under the Plan has been exercised.
>
> Mr. Tuvia Barak, a principal in Crossways Consulting Group, Inc. and Mr.
> Ron Levy, President of the Company, each received an option, exercisable
> for nominal value, to purchase up to 6% of the equity of RadioTel Ltd., a > subsidiary of the Company, the options vest to the extent of one half at
> the end of two years and the remainder at the rate of 2% per month
> commencing on the 25th month from date of commencement of employment. The > options will only vest if such persons are still an employee or a
> consultant to RadioTel.
>
>
> PROPOSAL 2
>
> APPROVAL OF 2000 STOCK OPTION PLAN
>
> 	Our board of directors proposes that you approve the adoption of the
> 2000 Stock Option Plan. Approval of the proposal requires the affirmative > vote of the majority of the outstanding Shares. The following is a fair
> and complete summary of the plan as proposed. This summary is qualified in > its entirety by reference to the full text of the plan, which appears as
> Exhibit A to this document.
>
> 	General
> 	Purpose:  The purpose of the plan as proposed is to promote our
> long-term growth and profitability by providing key people with incentives > to improve stockholder value and contribute to our growth and financial
> success and by enabling us to attract, retain and reward the
> best-available people.
> 	Shares Available under the Plan:  The number of shares of common
> stock that we may issue with respect to options available for grant under > the proposed plan will not exceed an aggregate of 900,000 shares. This
> limit will be adjusted to reflect any stock dividends, split- ups,
> recapitalizations, mergers, consolidations, business combinations or
> exchanges of shares and the like. If any option, or portion of an option, > under the plan expires or terminates unexercised, becomes unexercisable or > is forfeited or otherwise terminated, surrendered or canceled as to any
> shares, or if any shares of common stock are surrendered to us in
> connection with any option (whether or not such surrendered shares were
> acquired pursuant to any option), the shares subject to such option and
> the surrendered shares will thereafter be available for further options
> under the plan. The closing bid price of a share of common stock on the
> OTC Bulletin Board on November 1, 2000, was $.44.
>
> 	Administration: The proposed plan will be administered by a
> committee or committees as the board may appoint from time to time. The
> administrator has full power and authority to take all actions necessary
> to carry out the purpose and intent of the plan, including, but not
> limited to, the authority to: (i) determine who is eligible for options,
> and the time or times at which such options will be granted; (ii)
> determine the types of options to be granted; (iii) determine the number
> of shares covered by each option; (iv) impose such terms, limitations,
> restrictions and conditions upon any such option as the administrator
> deems appropriate; (v) modify, amend, extend or renew outstanding options, > or accept the surrender of outstanding options and substitute new options > (provided however, that, except as noted below, any modification that
> would materially adversely affect any outstanding option may not be made
> without the consent of the holder); (vi) accelerate or otherwise change
> the time in which an option may be exercised or becomes payable and to
> waive or accelerate the lapse, in whole or in part, of any restriction or > condition with respect to such option, including, but not limited to, any > restriction or condition with respect to the vesting or exercisability of > an option following termination of any grantee's employment or consulting > relationship; and (vii) establish objectives and conditions, if any, for
> earning options and determining whether options will be paid after the end > of a performance period. In the event of changes in our common stock by
> reason of any stock dividend, split-up, recapitalization, merger,
> consolidation, business combination or exchange of shares and the like,
> the administrator may make adjustments to the number and kind of shares
> reserved for issuance or with respect to which options may be granted
> under the plan and to the number, kind and price of shares covered by
> outstanding options, and may without the consent of holders of options,
> make any other adjustments in outstanding options, including but not
> limited to reducing the number of shares subject to options or providing
> or mandating alternative settlement methods such as settlement of the
> options in cash or in shares of common stock or any other of our
> securities or of any other entity, or in any other matters which relate to > options as the administrator may determine to be necessary or appropriate. > Without the consent of holders of options, the administrator, in its sole > discretion, may make any modifications to any options, including but not
> limited to cancellation, forfeiture, surrender or other termination of the > options, in whole or in part regardless of the vested status of the
> option, to facilitate any business combination the board of directors
> authorizes to comply with requirements for treatment as a pooling of
> interests transaction for accounting purposes under generally accepted
> accounting principles. Without the consent of holders of options, the
> administrator in its discretion is authorized to make adjustments in the
> terms and conditions of, and the criteria included in, options in
> recognition of unusual or nonrecurring events affecting us, or our
> financial statements or those of any of our affiliates, or of changes in
> applicable laws, regulations, or accounting principles, whenever the
> administrator determines that such adjustments are appropriate in order to > prevent dilution or enlargement of the benefits or potential benefits
> intended to be made available under the plan.
> 	Participation: 	Participation in the plan will be open to all of our
> employees, officers, directors, and other individuals providing bona fide > services to us or any of our affiliates, as the administrator may select
> from time to time. As of October, 2000, the two non-employee directors,
> and approximately 30 employees would be eligible to participate in the
> plan.
>
> 	Type of Awards
> 	The plan as proposed would allow for the grant of incentive and
> non-qualified stock options. The administrator may grant these options
> separately or in tandem with other options. The administrator will also
> determine the prices, expiration dates and other material conditions
> governing the exercise of the options. We, or any of our affiliates, may
> make or guarantee loans to assist grantees in exercising options and
> satisfying any withholding tax obligations arising from options.
> 	Stock Options:  The proposed plan allows the administrator to grant
> either awards of incentive stock options, as that term is defined in
> section 422 of the Internal Revenue Code, or nonqualified stock options;
> provided, however, that only our employees or employees of our
> subsidiaries may receive incentive stock option awards. Options intended
> to qualify as incentive stock must have an exercise price at least equal
> to fair market value on the date of grant, but nonqualified stock options > may be granted with an exercise price less than fair market value. The
> option holder may pay the exercise price in cash, by tendering shares of
> common stock, by a combination of cash and shares, or by any other means
> the administrator approves.
>
> 	Awards Under the Plan
> 	Because participation and the types of options available for grant
> under the plan as proposed are subject to the discretion of the
> administrator, the benefits or amounts that any participant or groups of
> participants may receive if the plan is approved are not currently
> determinable. To date, no options have been granted under the proposed
> plan.
>
> 	Amendment and Termination
> 	Our board of directors may terminate, amend or modify the plan or
> any portion thereof at any time.
>
> 	Federal Income Tax Consequences
> 	The following is a general summary of the current federal income tax
> treatment of stock options, which would be authorized for grants under the > plan as proposed, based upon the current provisions of the Internal
> Revenue Code and regulations promulgated thereunder.
> 	Incentive Stock Options: 	Incentive stock options under the
> plan are intended to meet the requirements of section 422 of the Internal > Revenue Code. No tax consequences result from the grant of the option. If > an option holder acquires stock upon exercise, the option holder will not > recognize income for ordinary income tax purposes (although the difference > between the option exercise price and the fair market value of the stock
> subject to the option may result in alternative minimum tax liability to
> the option holder) and the we will not be allowed a deduction as a result > of such exercise, provided that the following conditions are met: (a) at
> all times during the period beginning with the date of the granting of the > option and ending on the day three months before the date of such
> exercise, the option holder is our employee or an employee of one of our
> subsidiaries; and (b) the option holder makes no disposition of the stock > within two years from the date of the option grant nor within one year
> after the transfer of the stock to the option holder. The three-month
> period extends to one year in the event of disability and is waived in the > event of death of the employee. If the option holder sells the stock after > complying with these conditions, any gain realized over the price paid for > the stock ordinarily will be treated as capital gain, and any loss will be > treated as capital loss, in the year of the sale. If the option holder
> fails to comply with the employment requirement discussed above, the tax
> consequences will be substantially the same as for a nonqualified option, > discussed below. If the option holder fails to comply with the holding
> period requirements discussed above, the option holder will recognize
> ordinary income in an amount equal to the lesser of (i) the excess of the > fair market value of the stock on the date of the exercise of the option
> over the exercise price or (ii) the excess of the amount realized upon
> such disposition over the adjusted tax basis of the stock. Any additional > gain ordinarily will be recognized by the option holder as capital gain,
> either long- term or short-term, depending on the holding period of the
> shares. If the option holder is treated as having received ordinary income > because of his or her failure to comply with either condition above, we
> will be allowed an equivalent deduction in the same year.
> 	Nonqualified Stock Options:	 No tax consequences result from the
> grant of the option. An option holder who exercises a nonqualified stock
> option with cash generally will realize compensation taxable as ordinary
> income in an amount equal to the difference between the exercise price and > the fair market value of the shares on the date of exercise, and we will
> be entitled to a deduction from income in the same amount in the fiscal
> year in which the exercise occurred. The option holder's basis in these
> shares will be the fair market value on the date income is realized, and
> when the holder disposes of the shares he or she will recognize capital
> gain or loss, either long-term or short-term, depending on the holding
> period of the shares.
>
> THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
> A VOTE "FOR" ADOPTION OF THE 2000 STOCK OPTION PLAN.
>
> 	PROPOSAL 3
>
> 	APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
>
> 	The Board of Directors has appointed Kost Forer & Gabbay, a member
> of Ernst & Young International, independent public accountants, to audit
> the accounts of the Company for the fiscal year ended September 30, 2000. > Kost Forer & Gabbay has advised the Company that neither the firm nor any > of its members or associates has any direct financial interest in the
> Company other than as auditors. Although the selection and appointment of > independent auditors is not required to be submitted to a vote of
> Shareholders, the Directors deem it desirable to obtain the shareholders' > ratification and approval of this appointment.
>
> 	Approval of the proposal requires the affirmative vote of a majority
> of the Shares voted with respect thereto.  In the event the proposal is
> not approved, the Board will consider the negative vote as a mandate to
> appoint other independent auditors of the Company for the next fiscal
> year.
>
> 	THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
> 	RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.
>
> GENERAL
>
> 	The management of the Company does not know of any matters other
> than those stated in this Proxy Statement which are to be presented for
> action at the meeting.  If any other matters should properly come before
> the meeting, it is intended that proxies in the accompanying form will be > voted on any such matters in accordance with the judgment of the persons
> voting such proxies.  Discretion or authority to vote on such matters is
> conferred by such proxies upon the persons voting them.
>
> 	The Company will, of course, be assembling and mailing the proxy
> statement and other material which may be sent to the shareholders in
> connection with this solicitation.  In addition to this solicitation of
> proxies by mail, officers and regular employees may solicit the return of > proxies. Costs for soliciting proxies will be borne by the Company. The > Company may reimburse persons holding stock in their names or in the names > of other nominees for their expense in sending proxies and proxy material > to principals. Proxies may be solicited by mail, personal interview,
> telephone and telegraph.
>
> 	The Company will provide without charge to each person being
> solicited by this Proxy Statement, on written request of any such person, > a copy of the Audited Financial Statements for the year ended September
> 30, 1999 (as filed with the Securities and Exchange Commission). All such > requests should be directed to Micel Corp., 445 Central Avenue,
> Cedarhurst, New York  11516, telephone number (516) 569-0606.
>
> 	All proposals of shareholders intended to be included in the proxy
> statement to be presented in the 2001 Annual Meeting materials must be
> received by the Company's offices at 445 Central Avenue, Cedarhurst, New
> York  11516, no later than June 30, 2001.
>
> Dated: November 9, 2000
>
>
> By Order of the Board of Directors
>
>
>  David Selengut, Secretary
>
>
>  PROXY
>
> 	This Proxy is Solicited
>
> 	 on Behalf of the Board of Directors
>
> 	MICEL CORP.
> 	445 CENTRAL AVENUE
> 	CEDARHURST, NEW YORK 11516
>
>
> The undersigned hereby appoints David Selengut and Douglas S. Ellenoff as > Proxies, each with the power to appoint his substitute, and hereby
> authorizes them to represent and to vote, as designated below, all the
> Shares of the Common Stock of Micel Corp. held of record by the
> undersigned on October 16, 2000 at the Annual Meeting of Shareholders to
> be held on December 12, 2000 or any adjournment thereof.
>
>
> 1.	Election of Directors	FOR all nominees listed below
>
> (except as marked to the contrary below)
>
> WITHHOLD AUTHORITY
> to vote for all nominees below
>
> 	(INSTRUCTION: To withhold authority to vote
> 	for any individual nominee strike a line
> 	through the nominee's name in the list below)
>
>
> 	Barry Braunstein, Heather Sabatier, Ron Levy, Barry Septimus
>
> 2.	To approve the 2000 Stock Option Plan, approved by the Board of
> Directors.
>
> 	FOR     			AGAINST     		ABSTAIN__
>
>
> 3. 	To ratify the appointment of Kost Forer & Gabbay as the independent
> auditors for the Company for the fiscal year ended September 30, 2000.
>
> FOR     			AGAINST     		ABSTAIN
>
>
> This proxy, when properly executed, will be voted in the manner directed
> herein by the undersigned shareholder.  If no direction is made, this
> proxy will be voted for Proposals 1, 2 and 3.
>
>
> Please sign exactly as your name appears below.  When shares are held by
> joint tenants, both should sign.
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> Dated:                                   , 2000
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> Signature
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>     		Signature if held jointly
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> When signing as attorney, executor administrator, trustee or guardian,
> please give full title as such.  If a Company, please sign in full
> corporate name by President or other authorized officer.  If a
> partnership, please sign in partnership name by authorized person.
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> EXHIBIT A
>
> 2000 STOCK OPTION PLAN
>
> OF
>
> MICEL CORP.
>
>
> PURPOSES OF THE PLAN.
>
> This stock option plan (the "Plan") is designed to provide an incentive to > key employees (including directors and officers who are key employees),
> non-employee directors, independent contractors and consultants of Micel
> Corp. a New York corporation (the "Company"), and its present and future
> subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and > to offer an additional inducement in obtaining the services of such
> individuals. The Plan provides for the grant of (i) "incentive stock
> options" ("ISOs") within the meaning of Section 422 of the Internal
> Revenue Code of 1986, as amended (the "Code") to key employees of the
> Company (including directors and officers who are key employees) and (ii) > "non statutory options" ("Nonqualified Options") to key employees of the
> Company (including directors and officers who are key employees),
> non-employee directors, independent contractors and consultants of the
> Company. The Company makes no warranty as to the qualification of any
> option as an "incentive stock option" under the Code.
>
> STOCK SUBJECT TO THE PLAN.
>
> Subject to the provisions of Paragraph 12, the aggregate number of shares > of Common Stock, $.01 par value per share, of the Company ("Common Stock") > for which options may be granted under the Plan shall not exceed 900,000. > Such shares of Common Stock may, in the discretion of the Board of
> Directors of the Company (the "Board of Directors"), consist either in
> whole or in part of authorized but unissued shares of Common Stock or
> shares of Common Stock held in the treasury of the Company. The Company
> shall at all times during the term of the Plan reserve and keep available > such number of shares of Common Stock as will be sufficient to satisfy the > requirements of the Plan. Subject to the provisions of Paragraph 13, any
> shares of Common Stock subject to an option which for any reason expires, > is canceled or is terminated unexercised or which ceases for any reason to > be exercisable shall again become available for the granting of options
> under the Plan.
>
> ADMINISTRATION OF THE PLAN.
>
> The Plan shall be administered by a committee appointed by the Board of
> Directors or the entire board (the "Committee"). A majority of the members > of the Committee shall constitute a quorum, and the acts of a majority of > the members present at any meeting at which a quorum is present, and any
> acts approved in writing by all members without a meeting, shall be the
> acts of the Committee.
>
>
>  Subject to the express provisions of the Plan, the Committee shall have
> the authority, in its sole discretion, to determine the key employees,
> non-employee directors, independent contractors and consultants who shall > receive options; the times when they shall receive options; whether an
> option shall be an ISO or a Nonqualified Option (provided, however, that
> non-employee directors, independent contractors and consultants may only
> receive Nonqualified Options); the number of shares of Common Stock to be > subject to each option; the term of each option; the date each option
> shall become exercisable; whether an option shall be exercisable in whole, > in part or in installments, and, if in installments, the number of shares > of Common Stock to be subject to each installment; whether the
> installments shall be cumulative; the date each installment shall become
> exercisable and the term of each installment; whether to accelerate the
> date of exercise of any installment; whether shares of Common Stock may be > issued on exercise of an option as partly paid, and, if so, the dates when > future installments of the exercise price shall become due and the amounts > of such installments; the exercise price of each option; the form of
> payment of the exercise price including on a cashless basis; the amount,
> if any, necessary to satisfy the Company's obligation to withhold taxes;
> whether a Nonqualified Option is transferable and, if so, the terms of
> such transfer; whether to restrict the sale or other disposition of the
> shares of Common Stock acquired upon the exercise of an option and to
> waive any such restriction; whether to subject the exercise of all or any > portion of an option to the fulfillment of contingencies as specified in
> the contract referred to in Paragraph 11 (the "Contract"), including,
> without limitation, contingencies relating to entering into a covenant not > to compete with the Company and its Parent and Subsidiaries, to financial > objectives for the Company, a Subsidiary, a division, a product line or
> other category, and/or the period of continued employment of the optionee > with the Company, its Parent or its Subsidiaries, and to determine whether > such contingencies have been met; to construe the respective Contracts and > the Plan; with the consent of the optionee, to cancel or modify an option, > provided such option as modified would be permitted to be granted on such > date under the terms of the Plan; to prescribe, amend and rescind rules
> and regulations relating to the Plan; and to make all other determinations > necessary or advisable for administering the Plan. The determinations of
> the Committee on the matters referred to in this Paragraph 3 shall be
> conclusive.
>
> ELIGIBILITY.
>
> The Committee may, consistent with the purposes of the Plan, grant options > from time to time, to key employees, non-employee directors, independent
> contractors and consultants (including directors and officers who are key > employees) of the Company or any of its Subsidiaries. Options granted
> shall cover such number of shares of Common Stock as the Committee may
> determine; provided, however, that the aggregate market value (determined > at the time the option is granted) of the shares of Common Stock for which > any eligible person may be granted ISOs under the Plan or any other plan
> of the Company, or of a Parent or a Subsidiary of the Company, which are
> exercisable for the first time by such optionee during any calendar year
> shall not exceed $100,000. The $100,000 ISO limitation shall be applied by > taking ISOs into account in the order in which they were granted. Any
> option (or the portion thereof) granted in excess of such amount shall be > treated as a Nonqualified Option.
>
>
> EXERCISE PRICE.
>
> The exercise price of the shares of Common Stock under each option shall > be determined by the Committee; provided, however, that the exercise price > shall not be less than 100% of the fair market value of the Common Stock
> subject to such option on the date of grant; and further provided, that
> if, at the time an ISO is granted, the optionee owns (or is deemed to own > under Section 424(d) of the Code) stock possessing more than 10% of the
> total combined voting power of all classes of stock of the Company, of any > of its Subsidiaries or of a Parent, the exercise price of such ISO shall
> not be less than 110% of the fair market value of the Common Stock subject > to such ISO on the date of grant.
>
> The fair market value of the Common Stock on any day shall be (a) if the
> principal market for the Common Stock is a national securities exchange,
> including the National Market System of NASDAQ, the last trade on such day > as reported by such exchange or on a consolidated tape reflecting
> transactions on such exchange, (b) if the principal market for the Common > Stock is not a national securities exchange and the Common Stock is quoted > on the Small Capitalization market of NASDAQ, and (i) if actual sales
> price information is available with respect to the Common Stock, the
> average between the high and low sales prices of the Common Stock on such > day on NASDAQ, or (ii) if such information is not available, the average
> between the highest bid and the lowest asked prices for the Common Stock
> on such day on NASDAQ, or (c) if the principal market for the Common Stock > is not a national securities exchange and the Common Stock is not quoted
> on NASDAQ, the average between the highest bid and lowest asked prices for > the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board > Service or by National Quotation Bureau, Incorporated or a comparable
> service; provided that if clauses (a), (b) and (c) of this Paragraph are
> all inapplicable, or if no trades have been made or no quotes are
> available for such day, the fair market value of the Common Stock shall be > determined by the Committee by any method consistent with applicable
> regulations adopted by the Treasury Department relating to stock options. > The determination of the Committee shall be conclusive in determining the > fair market value of the Common Stock.
>
> TERM.
>
> The term of each option granted pursuant to the Plan shall be such term as > is established by the Committee, in its sole discretion, at or before the > time such option is granted; provided, however, that the term of each ISO > granted pursuant to the Plan shall be for a period not exceeding 10 years > from the date of grant thereof, and further, provided, that if, at the
> time an ISO is granted, the optionee owns (or is deemed to own under
> Section 424(d) of the Code) stock possessing more than 10% of the total
> combined voting power of all classes of stock of the Company, of any of
> its Subsidiaries or of a Parent, the term of the ISO shall be for a period > not exceeding five years from the date of grant. Options shall be subject > to earlier termination as hereinafter provided.
>
>
>
>
> EXERCISE.
>
>  An option (or any part or installment thereof), to the extent then
> exercisable, shall be exercised by giving written notice to the Company at > its principal office Attn.: Secretary, stating which ISO or Nonqualified
> Option is being exercised, specifying the number of shares of Common Stock > as to which such option is being exercised and accompanied by payment in
> full of the aggregate exercise price therefor (or the amount due on
> exercise if the Contract permits installment payments) (a) in cash or by
> certified check, (b) if the Contract (at the time of grant) so permits,
> with previously acquired shares of Common Stock having an aggregate fair
> market value, on the date of exercise, equal to the aggregate exercise
> price of all options being exercised, or (c) if the Contract (at the time > of grant) so permits by a cashless exercise calculated at the difference
> between the exercise price of the option and fair market value of the
> shares issuable upon exercise of the option or with any combination of
> cash, certified check, shares of Common Stock or options.
>
> A person entitled to receive Common Stock upon the exercise of an option
> shall not have the rights of a shareholder with respect to such shares of > Common Stock until the date of issuance of a stock certificate to him for > such shares; provided, however, that until such stock certificate is
> issued, any option holder using previously acquired shares of Common Stock > in payment of an option exercise price shall continue to have the rights
> of a shareholder with respect to such previously acquired shares.
>
> In no case may a fraction of a share of Common Stock be purchased or
> issued under the Plan.
>
> TERMINATION OF EMPLOYMENT.
>
> Any holder of an option whose employment with the Company (and its Parent > and Subsidiaries) has terminated for any reason other than his death or
> Disability (as defined in Paragraph 19) may exercise such option, to the
> extent exercisable on the date of such termination, at any time within 90 > days after the date of termination, but not thereafter and in no event
> after the date the option would otherwise have expired; provided, however, > that if his employment shall be terminated either (a) for cause, or (b)
> without the consent of the Company, said option shall terminate
> immediately. Options granted under the Plan shall not be affected by any
> change in the status of the holder so long as he continues to be a
> full-time employee or a consultant of the Company, its Parent or any of
> its Subsidiaries (regardless of having been transferred from one
> corporation to another).
>
> For the purposes of the Plan, an employment relationship shall be deemed
> to exist between an individual and a corporation if, at the time of the
> determination, the individual was an employee of such corporation for
> purposes of Section 422(a) of the Code. As a result, an individual on
> military, sick leave or other bona fide leave of absence shall continue to > be considered an employee for purposes of the Plan during such leave if
> the period of the leave does not exceed 90 days, or, if longer, so long as > the individual's right to reemployment with the Company (or a related
> corporation) is guaranteed either by statute or by contract. If the period > of leave exceeds 90 days and the individual's right to reemployment is not > guaranteed by statute or by contract, the employment relationship shall be > deemed to have terminated on the 91st day of such leave.
>
> Nothing in the Plan or in any option granted under the Plan shall confer
> on any individual any right to continue in the employ of the Company, its > Parent or any of its Subsidiaries, or interfere in any way with the right > of the Company, its Parent or any of its Subsidiaries to terminate the
> employee's employment at any time for any reason whatsoever without
> liability to the Company, its Parent or any of its Subsidiaries.
>
> DEATH OR DISABILITY OF AN OPTIONEE.
>
>  If an optionee dies (a) while he is employed by the Company, its Parent
> or any of its Subsidiaries, (b) within 90 days after the termination of
> his employment (unless such termination was for cause or without the
> consent of the Company) or (c) within one year following the termination
> of his employment by reason of Disability, the option may be exercised, to > the extent exercisable on the date of his death, by his executor,
> administrator or other person at the time entitled by law to his rights
> under such option, at any time within one year after death, but not
> thereafter and in no event after the date the option would otherwise have > expired.
>
> Any optionee whose employment has terminated by reason of Disability may
> exercise his option, to the extent exercisable upon the effective date of > such termination, at any time within one year after such date, but not
> thereafter and in no event after the date the option would otherwise have > expired.
>
> COMPLIANCE WITH SECURITIES LAWS.
>
> The Committee may require, in its discretion, as a condition to the
> exercise of any option that either (a) a Registration Statement under the > Securities Act of 1933, as amended (the "Securities Act"), with respect to > the shares of Common Stock to be issued upon such exercise shall be
> effective and current at the time of exercise, or (b) there is an
> exemption from registration under the Securities Act for the issuance of
> shares of Common Stock upon such exercise. Nothing herein shall be
> construed as requiring the Company to register shares subject to any
> option under the Securities Act.
>
> The Committee may require the optionee to execute and deliver to the
> Company his representation and warranty, in form and substance
> satisfactory to the Committee, that the shares of Common Stock to be
> issued upon the exercise of the option are being acquired by the optionee > for his own account, for investment only and not with a view to the resale > or distribution thereof. In addition, the Committee may require the
> optionee to represent and warrant in writing that any subsequent resale or > distribution of shares of Common Stock by such optionee will be made only > pursuant to (i) a Registration Statement under the Securities Act which is > effective and current with respect to the shares of Common Stock being
> sold, or (ii) a specific exemption from the registration requirements of
> the Securities Act, but in claiming such exemption, the optionee shall,
> prior to any offer of sale or sale of such shares of Common Stock, provide > the Company with a favorable written opinion of counsel, in form and
> substance satisfactory to the Company, as to the applicability of such
> exemption to the proposed sale or distribution.
>
> In addition, if at any time the Committee shall determine in its
> discretion that the listing or qualification of the shares of Common Stock > subject to such option on any securities exchange or under any applicable > law, or the consent or approval of any governmental regulatory body, is
> necessary or desirable as a condition to, or in connection with, the
> granting of an option or the issue of shares of Common Stock thereunder,
> such option may not be exercised in whole or in part unless such listing, > qualification, consent or approval shall have been effected or obtained
> free of any conditions not acceptable to the Committee.
>
> STOCK OPTION CONTRACTS.
>
> Each option shall be evidenced by an appropriate Contract which shall be > duly executed by the Company and the optionee, and shall contain such
> terms and conditions not inconsistent herewith as may be determined by the > Committee.
>
> ADJUSTMENTS UPON CHANGES IN COMMON STOCK.
>
> Notwithstanding any other provisions of the Plan, in the event of any
> change in the outstanding Common Stock by reason of a stock dividend,
> recapitalization, merger or consolidation in which the Company is the
> surviving corporation, split-up, combination or exchange of shares or the > like, the aggregate number and kind of shares subject to the Plan, the
> aggregate number and kind of shares subject to each outstanding option and > the exercise price thereof shall be appropriately adjusted by the
> Committee, whose determination shall be conclusive.
>
> In the event of (a) the liquidation or dissolution of the Company, (b) a
> merger or consolidation in which the Company is not the surviving
> corporation, or (c) any other capital reorganization in which more than
> 50% of the shares of Common Stock of the Company entitled to vote are
> exchanged, the committee or the Board may provide that any outstanding
> options shall vest in their entirety and become exercisable within the
> period of thirty (30) days commencing upon the date of the action of the
> shareholders (or the Committee if  shareholders' action is not required)
> is taken to approve the transaction and upon the expiration of that period > all options and all rights thereto shall automatically terminate, unless
> other provision is made therefor in the transaction.
>
> AMENDMENTS AND TERMINATION OF THE PLAN.
>
> The Plan was adopted by the Board of Directors on November 8, 2000. No
> option may be granted under the Plan after November 8, 2010. The
> Committee, without further approval of the Company's shareholders, may at > any time suspend or terminate the Plan, in whole or in part, or amend it
> from time to time in such respects as it may deem advisable, including,
> without limitation, in order that ISOs granted hereunder meet the
> requirements for "incentive stock options" under the Code, to comply with > applicable requirements of the Securities Act and the Exchange Act, and to > conform to any change in applicable law or to regulations or rulings of
> administrative agencies; provided, however, that no amendment shall be
> effective without the requisite prior or subsequent shareholder approval
> which would (a) except as contemplated in Paragraph 12, increase the
> maximum number of shares of Common Stock for which options may be granted > under the Plan, (b) materially increase the benefits to participants under > the Plan or (c) change the eligibility requirements for individuals
> entitled to receive options hereunder. No termination, suspension or
> amendment of the Plan shall, without the consent of the holder of an
> existing option affected thereby, adversely affect his rights under such
> option. The power of the Committee to construe and administer any options > granted under the Plan prior to the termination or suspension of the Plan > nevertheless shall continue after such termination or during such
> suspension.
>
> NON-TRANSFERABILITY OF OPTIONS.
>
>  No ISO granted under the Plan shall be transferable otherwise than by
> will or the laws of descent and distribution or a qualified domestic
> relations order ("QDRO") as defined by the Code or Title I of the Employee > Retirement Income Security Act of 1974, as amended, or the rules
> thereunder, and options may be exercised, during the lifetime of the
> holder thereof, only by him or his legal representatives or pursuant to a > QDRO. A Nonqualified Option shall be transferable to the extent determined > by the Committee and set forth in the Contract but only to employees or
> consultants to the Company. Except to the extent provided above, options > may not be assigned, transferred, pledged, hypothecated or disposed of in > any way (whether by operation of law or otherwise) and shall not be
> subject to execution, attachment or similar process.
>
> WITHHOLDING TAXES.
>
> The Company may withhold cash and/or shares of Common Stock to be issued
> with respect thereto having an aggregate fair market value equal to the
> amount which it determines is necessary to satisfy its obligation to
> withhold Federal, state and local income taxes or other taxes incurred by > reason of the grant or exercise of an option, its disposition, or the
> disposition of the underlying shares of Common Stock. Alternatively, the
> Company may require the holder to pay to the Company such amount, in cash, > promptly upon demand. The Company shall not be required to issue any
> shares of Common Stock pursuant to any such option until all required
> payments have been made. Fair market value of the shares of Common Stock
> shall be determined in accordance with Paragraph 5.
>
> LEGENDS; PAYMENT OF EXPENSES.
>
> The Company may endorse such legend or legends upon the certificates for
> shares of Common Stock issued upon exercise of an option under the Plan
> and may issue such "stop transfer" instructions to its transfer agent in
> respect of such shares as it determines, in its discretion, to be
> necessary or appropriate to (a) prevent a violation of, or to perfect an
> exemption from, the registration requirements of the Securities Act, (b)
> implement the provisions of the Plan or any agreement between the Company > and the optionee with respect to such shares of Common Stock, or (c)
> permit the Company to determine the occurrence of a "disqualifying
> disposition," as described in Section 421(b) of the Code, of the shares of > Common Stock transferred upon the exercise of an ISO granted under the
> Plan.
>
>
>
> The Company shall pay all issuance taxes with respect to the issuance of
> shares of Common Stock upon the exercise of an option granted under the
> Plan, as well as all fees and expenses incurred by the Company in
> connection with such issuance.
>
> USE OF PROCEEDS.
>
> The cash proceeds from the sale of shares of Common Stock pursuant to the > exercise of options under the Plan shall be added to the general funds of > the Company and used for such corporate purposes as the Committee may
> determine.
>
> SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT
> CORPORATIONS
> 	Anything in this Plan to the contrary notwithstanding, the Committee
> may, without further approval by the shareholders, substitute new options > for prior options of a Constituent Corporation (as defined in Paragraph
> 19) or assume the prior options of such Constituent Corporation.
>
> DEFINITIONS.
>
> 1. Subsidiary. The term "Subsidiary" shall have the same definition as > "subsidiary corporation" in Section 424(f) of the Code.
>
> 2. Parent. The term "Parent" shall have the same definition as "parent
> corporation" in Section 424(e) of the Code.
>
> 3. Constituent Corporation. The term "Constituent Corporation" shall mean > any corporation which engages with the Company, its Parent or any > Subsidiary in a transaction to which Section 424(a) of the Code applies
> (or would apply if the option assumed or substituted were an ISO), or any > Parent or any Subsidiary of such corporation.
>
> 4. Disability. The term "Disability" shall mean a permanent and total
> disability within the meaning of Section 22(e)(3) of the Code.
>
> 20. GOVERNING LAW.
>
> The Plan, such options as may be granted hereunder and all related matters > shall be governed by, and construed in accordance with, the laws of the > State of New York.
>
> 21. PARTIAL INVALIDITY.
>
> The invalidity or illegality of any provision herein shall not affect the > validity of any other provision.
>
>
> 22. SHAREHOLDER APPROVAL.
>
> The Plan shall be subject to approval by the holders of a majority of the > Company's stock outstanding and entitled to vote thereon at the next
> meeting of its shareholders. No options granted hereunder may be exercised > prior to such approval, provided that the date of grant of any options
> granted hereunder shall be determined as if the Plan had not been subject > to such approval. Notwithstanding the foregoing, if the Plan is not > approved by a vote of the shareholders of the Company on or before > November 30, 2001, the Plan and any options granted hereunder shall > terminate.

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